UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2003

Apogent Technologies Inc.

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

30 Penhallow Street

Portsmouth, New Hampshire 03801

(Address of principal executive offices) (Zip code)

(603) 433-6131

Registrant’s telephone number, including area code

Item 5.    Other Events and Regulation FD Disclosure

On December 11, 2003, Apogent Technologies Inc. issued a press release announcing the offering of floating rate senior convertible debt securities (CODES). The press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Description
99.1	Press release dated December 11, 2003, announcing the offering of floating rate senior convertible debt securities (CODES)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: December 11, 2003	By:	/s/ DENNIS BROWN
Dennis Brown Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 11, 2003